EXHIBIT 24


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Albert F. Buzzetti, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement of Bridge View Bancorp on Form SB-2, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be signed in one or more counterparts.

     In accordance with the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          Name                        Title                      Date
          ----                        -----                      ----

/s/ MICHAEL J. SOLOKAS       Comptroller (Principal
------------------------       Financial Officer and            January 23, 1997
    Michael J. Solokas         Accounting Officer)


/s/ GERALD A. CALABRESE
------------------------     Director                           January 23, 1997
    Gerald A. Calabrese



------------------------     Director
Glenn L. Creamer


/s/ BERNARD MANN
------------------------     Director                           January 23, 1997
    Bernard Mann



------------------------     Director
Mark Metzger


/s/ JEREMIAH F. O'CONNOR
------------------------     Director                           January 23, 1997
    Jeremiah F. O'Connor


/s/ JOSEPH C. PARISI
------------------------     Director                           January 23, 1997
    Joseph C. Parisi


/s/ JOHN A. SCHEPISI
------------------------     Director                           January 23, 1997
    John A. Schepisi